WASHINGTON, DC 20549

                                   FORM 8 - K

                             CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported):    December 9, 2002

                       Florida East Coast Industries, Inc.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

Florida
--------------------------------------------------------------------------------

       001-08723                                        59-2349968
--------------------------------------------------------------------------------
(Commission File Number)                    (IRS Employer Identification Number)

 One Malaga Street, St. Augustine, FL                           32084
--------------------------------------------------------------------------------
(Address of Principal Executive Offices                       (Zip Code)

                                  904/826-2398
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1935, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   Florida East Coast Industries, Inc.
                                   (Registrant)

Date:  December 9, 2002            By:  /s/ Heidi J. Eddins
                                        ----------------------

                                   Name:  Heidi J. Eddins
                                          ---------------------
                                   Title:   Executive Vice President,
                                            Secretary and General Counsel

Item 9.  Furnished Information.

On December 9 and December 10, 2002, Robert W. Anestis, Chairman, Chief Executive Officer and President of Florida East Coast Industries, Inc., (NYSE:
FLA, FLA.b) intends to speak to various investors at locations in New York City. Mr. Anestis will present slides which highlight Florida East Coast Industries, Inc. (and subsidiaries), consolidated and subsidiary business accomplishments, as well as (but not limited to) business opportunities, markets, certain financial results, balance sheet components, growth potential and 2003 outlook for the Railway and Realty businesses.

The information contained in the slide presentation is reproduced below.

Slide 1:

Cover page - Florida East Coast logo

Document Title - "Unlocking the Value"

Three photos: 1) Rail bed and tracks, 2) Flagler Deerwood North and 3) aerial of Beacon Station, Miami

Slide 2:

This presentation contains "forward-looking statements" within the meaning of
Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements include the Company's present expectations or beliefs concerning future events. The Company cautions that such statements are necessarily based on certain assumptions, which are subject to risks and uncertainties that could cause actual results to materially differ from those contained in these forward-looking statements. Important factors that could cause such differences in results include, but are not limited to: the Company's ability to to manage through economic recessions or downturns in customer's business cycles; credit risks associated with customers; the ability to manage growth; legislative or regulatory changes; technological changes; volatility of fuel prices; and changing general economic conditions (particularly in the State of Florida) as it relates to economically sensitive products in freight service and building rental activities; industry competition; changes in business strategies and implementation; the ability of the Company to complete its financing plans; the ultimate outcome of environmental investigations or proceedings and other types of claims and litigation; changes in insurance markets such as increases in insurance premiums and deductibles; the availability and costs of attracting and retaining qualified independent third party contractors and risks entailed in restructuring the manner of delivery of transportation services; the ability to utilize certain deferred tax assets, which can be affected by the Company's future taxable income and other factors such as uncertainties, changes or litigation related to tax laws, regulations and the application thereof that could limit the tax benefits of the EPIK sale or of other possible transactions involving the Company, including the availability of the Federal tax refund expected to be claimed by the Company related to the EPIK sale which is dependent in part on the Company's ability to effectively carry back net operating losses against prior net income pursuant to recent tax law changes; changes and possible further deterioration in telecommunications industry conditions which may reduce or eliminate any proceeds realizable from the earnout and warrants the Company received in the sale of EPIK; failure or inability of third parties to fulfill their commitments or to perform their obligations under agreements; changes in the general and local real estate market; industry competition; availability of buyers to obtain financing and changes in interest rates and capital markets; changes in insurance markets; discretionary government decisions affecting the use of land, and delays resulting therefrom; the availability for purchase of real properties within suitable timeframes and terms to accomplish tax-free rollovers of property sale proceeds; the ability of the buyers to terminate contracts to purchase real estate from the Company prior to the expiration of inspection periods; costs and availability of land and construction materials; and other risks inherent in the real estate and other business of the Company. Further information on these and other risk factors is included in the Company's filings with Securities and Exchange Commission, including the Company's most recently filed Forms 10-K and 10-Q. The Company assumes no obligation to update the information contained in this presentation, which speaks only as of its date.

Slide 3:

The History of Florida East Coast Industries

     1883    Henry Flagler began assembling a railroad beginning in Jacksonville and going down Florida's east coast
     1889    Railroad reached Daytona Beach
     1890    Railroad reached Fort Lauderdale
     1896    Railroad spanned 350 miles reaching Miami
     1912 -  1935  Railroad reached Key West until hurricane destroyed sea causeway
     1961 -  St. Joe Company acquired 54% ownership in Railway and continued
             strategy of land acquisitions
     1985 -  FECI established separate real estate company, Gran Central
             Corporation, now Flagler Development
     2000 -  Florida East Coast Industries cimpleted tax-free spin-off from St.
             Joe Company

In addition to laying down railroad tracks, Flagler bought or acquired from government land grants large tracts of land in close proximity to the railroad. Over time, Flagler built a sizable real estate portfolio, which would eventually serve as sites for several future cities in Florida.

Slide 4:
Florida East Coast Industries
A Florida Railroad and Real Estate Company

Real Estate - Flagler Development Company FLAGLER Flagler Logo
Real estate development company that develops, owns manages, leases, acquires and sells commercial and industrial properties located throughout Florida, primarily in Jacksonville, Orlando, Ft. Lauderdale and Miami

Railroad - Florida East Coast Railway, L.L.C. - FECR - FECR Logo
Regional freight railroad that operates 351 miles of main line track with the most direct route from Jacksonville to Miami and provides intermodal drayage services in the Southeast U.S.

Slide 5:
Key Investment Points

Strong competitive advantages in core transportation and real estate businesses Highly profitable businesses generate strong cash flow
Excess cash flow from rail operations, operating properties and realty sales directed to growth opportunities in real estate business
Hold diverse assets that cannot be duplicated today
Regional benefits
Florida is growing at twice the national average
Established understanding of flow of goods, infrastructure and economic development activities in the Southeast market
Current management has improved Railway profits, driven Realty growth and prioritized and monetized redundant assets
FECR is the second most profitable railroad in North America
Surplus land and property sales
Currently, over $124 million of surplus land and property on the market and under contract for sale
Proceeds from the sale of surplus land can be rolled into income-producing properties via a tax deferred exchange
Strong balance sheet provides immediate access to inexpensive capital

Slide 6:
Transportation

2 photos - Locomotive and drayage operations

Slide 7:
Florida East Coast Railway Mission Statement
"TO PROVIDE ON TIME, COST EFFICIENT AND SUPERIOR CUSTOMER SERVICE VIA THE RAIL AND ITS INTERMODAL DRAYAGE SERVICES WHILE FOCUSING ON IMPROVING THE RAILWAY'S PROFITABILITY BY BRINGING

ON NEW CUSTOMERS, EXPANDING EXISTING RELATIONSHIPS, IMPROVING ASSET UTILIZATION AND MANAGING OPERATING EXPENSES."
JOHN D. McPHERSON President & Chief Operating Officer of FECR

Slide 8:
FECR's Transportation Reach

Map with states of Florida, Georgia, South Carolina and Tennessee
Cities of Atlanta and Jacksonville noted with straight line connecting showing distance as approximately 250 miles - representing Hurrican Train
Ports of Palm Beach, Port Everglades (Ft. Lauderdale) and Port of Miami
Line from Jacksonville to Miami - representing FECR mainline
Atlanta, Jacksonville and Port of Miami have squares indicating location of Drayage operations
Seaports of Port of Palm Beach, Ft. Lauderdale and Miami are also noted

Slide 9:
Major Commodity Detail - Pie charts (Units and Revenues - 9 months ended 9/30/02) Units
Intermodal 58%
Aggregate 27%
Other 10%
Vehicles & Equipment 5%

Revenues
Intermodal  37%
Aggregate  32%
Other 19%
Vehicles & Equipment 12%

Slide 10:
Detailed map of Florida
Over 100 years of regional understanding and expertise
Exclusive rail service provider for Port of Palm Beach, Port Everglades and Port of Miami
Favorable labor agreements
Excellent physical plant; Class IV
Scheduled trains
Ongoing expense management
Customer service oriented
Strong focus on safety
Early adapter of technological advances, for example, remote control locomotives Experienced, innovative management
Excellent interchange relationships
Florida is a consuming state with 60% of goods moving north to south - creates imbalanced lane providing a cost advantage to rail transportation

Slide 11:
FECR Customers are household names
Carload Customers (No special order noted) - Logos
ConAgra Foods
Ford
Kraft
Rinker
Tropicana
DelMonte
Cargill
Tarmac
ExxonMobil
Morton Salt
NASA
Chrysler

Intermodal Customers (No special order noted) - Logos
Sysco
United States Postal Service
PEPSI
P&G
ConAgra Foods
Gerber
JB Hunt
Swift
Publix
UPS
Georgia Pacific
Winn Dixie

Slide 12:
FECR Growth Strategy - Carload
Acquire new business by leveraging the Railway's superior customer service, scheduled trains and providing cost saving solutions
TROPICANA, A NEW CARLOAD CUSTOMER STARTING IN JULY 2001. FECR CURRENTLY MOVES 2,300 RAILCARS PER YEAR CARRYING CHILLED JUICE PRODUCTS FROM TROPICANA'S FORT PIERCE PROCESSING PLANT TO OHIO AND NEW JERSEY WITHIN 48 HOURS. TROPICANA EXPECTS TO SAVE APPROXIMATELY $2 MILLION PER YEAR

Slide 13:
FECR Growth Strategy - Carload
Provide traditional and non-traditional solutions to meet full needs of customers
Tarmac Logo - concrete block on boxcars
Rinker Logo - conduit cement piping
Caption at Bottom

TARMAC AMERICA AND RINKER MATERIALS - BOTH LONGSTANDING CUSTOMERS OF FECR, MOVING OVER 100,000 CARLOADS OF CRUSHED STONE PER YEAR ON THE RAILWAY. TARMAC AND RINKER LOOK TO FECR AS A STRATEGIC PARTNER, EXPLORING UNIQUE WAYS TO REDUCE OPERATIONAL AND TRANSPORTATION COSTS AND REMAIN COMPETITIVE.

Slide 14:
FECR Growth Strategy: Intermodal
Expand reach to new business customers from Atlanta by the Hurricane Train established in August 2001, providing over 1,000 loads last month to the Railway Increase the number of strategic relationships with LTL and TL carriers Continue to develop potential strategic initiatives with CSX and/or NS

UPS: THE RAILWAY MOVES APPROXIMATELY 20,000 TRAILERS FOR UPS, A RAIL CUSTOMER FOR OVER 10 YEARS. THE RAILWAY WAS RECENTLY RECOGNIZED FOR PROVIDING A FULL YEAR OF FAILURE FREE SERVICE, A RECORD AMONG ALL TRANSPORTATION COMPANIES SERVING UPS.

PEPSI BOTTLING GROUP, A NEW INTERMODAL CUSTOMER TO THE RAIL, IDENTIFIED COST SAVINGS OPPORTUNITIES BY CLOSING A BOTTLING PLANT IN MIAMI AND RELIABLY MOVING PEPSI PRODUCTS FROM THE EXISTING JACKSONVILLE BOTTLING PLANT TO THE SOUTH FLORIDA MARKET

Slide 15:
FECR Revenue and Operating Profit (Bar Charts) Revenue in millions of dollars - 1998 - YTD 9/30/2002
Revenue Components - Carload, Intermodal and Other

1998     Revenue 162.4              Operating Profit 37.5
1999     Revenue 165.0              Operating Profit 40.0*
2000     Revenue 164.8              Operating Profit 43.7
2001     Revenue 160.7              Operating Profit 41.2
9/30/2001 Revenue 119.6             Operating Profit 30.0
9/30/2002 Revenue 122.6             Operating Profit 30.3

* 1999 Operating Profit before special charges of $5.5 million

Slide 16:
FECR's Operating Ratio is Second Best in North America
Bar Chart - Percentages shown FECR operating ratio as compared to Class 1 RR's

1998 FECR - 76.9%        Class 1 RR's 84.2%
1999 FECR - 75.7%*       Class 1 RR's 83.6%
2000 FECR - 73.5%        Class 1 RR's 85.2%
2001 FECR - 74.4%        Class 1 RR's 80.0%
9/30/2001 FECR 74.9%     Class 1 RR's 81.7%

9/30/2002 FECR 75.3%     Class 1 RR's 80.9%
* 1999 Operating Ratio before special charges of $5.5 million

Slide 17:
In Addition, FECR has Ancillary EBITDA Derived from its Right-of-Way Bar Chart Dollars in millions - 1998 - YTD 9/30/2002
EBITDA components
Passive fiber,
Rail Property Rents,
Gains on Land Sales,
Pipe and Wire,
Signboards and Other
Other One-Time related to Rail

1998               7.7
1999              10.3
2000              15.8
2001              14.4
YTD 9/30/2001      9.5
YTD 9/30/2002     13.4

Slide 18:
FECR - Legal Entity EBITDA, Less Capital, Generated $36 Million in First 9 months
Bar Chart in Millions of dollars - 1998 - YTD 9/30/2002
EBITDA Legal Enity (before special charges 1999)

1998              59.4
1999              64.8
2000              74.1
2001              72.1
YTD 9/30/2001     51.6
YTD 9/30/2002     56.8

EBITDA From Rail Operations (before special charges 1999)

1998              51.7
1999              54.5
2000              58.5
2001              57.6
YTD 9/30/2001     42.1
YTD 9/30/2002     43.4

EBITDA From Legal Entity less Capital Expenditures (before special charges 1999)

1998              32.7
1999              33.4
2000              42.1
2001              39.5
YTD 9/30/2001     25.4
YTD 9/30/2002     35.9

Slide 19:
Rail Corridor Opportunity
Long-term potential for the corridor to provide additional passenger train service
Recent Tri-Rail study performed by the State of Florida identified two segments of FECR's right-of-way for future acquisition to support expanded passenger service
As a result, Tri-Rail has commissioned consultants to provide a report outlining a process to acquire the FECR corridor Sample of corridor values (purchases of right-of-way)
In 1988, CSX Corp. sold its 80-mile Miami-West Palm Beach corridor to the State of Florida (Journal of Commerce, 5-19-88)
In 1990, Southern Pacific sold to the LA County Transportation Commission 245 miles of valuable rights-of-way, and 190 acres of adjacent land parcels (L.A. Times, 10-16-90) In 1994, Southern Pacific closed the sale of its 20-mile rail line known as the Alameda Corridor to the Ports of Los Angeles and Long Beach (Business Wire, 12-29-94)

Slide 20:
Florida East Coast Railway Outlook
Guidance for 2002
Company confirms guidance that operating profit will be comparable to 2001 Guidance for 2003
Company expects operating profit improvement in the single digits in 2003
2003 outlook assumptions
Revenues expected to increase 3% to 5% primarily driven by drayage and carload revenues (crushed stone and foodstuffs)
Focus on expense management

Slide 21:
Flagler Development Company
Photos - Exterior Building and interior lobby

Slide 22:
Flagler Mission Statement
"TO BUILD, LEASE AND MANAGE HIGH QUALITY COMMERCIAL AND INDUSTRIAL PROPERTIES IN FLORIDA WHILE MANAGING GROWTH AND DEVELOPMENT IN TANDEM WITH MARKET SUPPLY AND DEMAND." G. John Carey - President Flagler Development Company

Slide 23:
Flagler Properties Located in Florida's Growing Markets
4 photos
Deerwood North, Jacksonville
Gran Park at SouthPark, Orlando
Beacon Pointe, Ft. Lauderdale

Beacon Station, Miami

Slide 24:
Flagler Competitive Advantages
Strong, experienced management
Established franchise of commercial and industrial properties
Owns, develops, leases and manages 6.9 million square feet of commercial and industrial space
Added over 2.7 million square feet since 1999
Majority of portfolio built in the 1990s
Award-winning properties in multiple markets
Expertise in both stable and growing markets
Quality land bank with building entitlements
966 acres of entitled land reduces time to market with ability to build 14.5 million square feet
In addition, over 12,000 acres of undeveloped land of which over 8,000 acres are on the market or under contract
Active pipeline of surplus land currently on the market and under contract Access to inexpensive capital (via FECI) to bridge to non-recourse mortgage financing

Slide 25:
Flagler has Exceptional Assets in Florida's Strongest Markets
Map of Florida
Cities Noted with property names:
Jacksonville:
         Flagler Center
         Deerwood North
         Deerwood South
         Gran Park at the Avenues
         duPont Center

Orlando:
         Gran Park at SouthPark

Ft. Lauderdale:
         Beacon Point (JV)
         Flagler Plaza

Miami:
         Beacon Station Business Park
         (4 of the 40 buildings are in a JV with Duke)

Land Portfolio - Approximately 12,000 acres excluding FECR land

Entitlements - 966 acres with 14.5 million square feet

Building Portfolio as of 9/30/2002

Jacksonville Existing 2,437,807      Under Development 0         Total 2,437,807
Orlando Existing 835,618             Under Development 0         Total 835,618
Miami Existing 3,399,505             Under Development 181,000   Total 3,580,505
Totals Existing 6,672,930            Under Development 181,000   Total 6,853,930

This chart excludes additional 591,000 sq. ft. of property in pre-development stage and one 101,000 sq. ft. building which is held for sale.

Slide 26:
Flagler Growth Strategy
"Demand driven" development in growth markets
Stopped speculative construction in early 2001
Park infrastructure in place, ready to accommodate future demand
Focus on pre-leasing and build-to-suits (Ryder World Headquarters, Corinthian College/FMU)
Value creation
Entitlement process
Infrastructure development
Buildings
Reinvestment of realty and land sales proceeds into income-producing properties, utilizing tax deferral strategies
Opportunistic acquisitions & sales
Quality land bank with building entitlements in place
Capital flexibility
Non-recourse financing
Access to inexpensive bridge financing
Manage capital expenditures against market opportunity

Slide 27:
Key Financial Metrics for Flagler (excluding discontinued Operations 4 separate bar charts
1.       Rental and Service Revenue ($MM)

1998            42.5
1999            48.2
2000            53.7
2001            60.8
YTD 9/30/2001   46.2
YTD 9/30/2002   46.1


2.       EBITDA from Operating Properties Rents ($MM)

1998            27.1

1999            32.4
2000            35.6
2001            40.0
YTD 9/30/2001   30.9
YTD 9/30/2002   29.5

3.       Proceeds from Land/Building Sales ($MM)

1998             7.5
1999            77.6
2000            15.7
2001            20.3
YTD 9/30/2001   16.5
YTD 9/30/2002   23.3

4.       Overall Occupancy

1998            87%
1999            85%
2000            93%
2001            90%
YTD 9/30/2001   90%
YTD 9/30/2002   82%

Slide 28:
Creating Value at Beacon Station
Aerial photo of Beacon Station
Before
Land holdings purchased in the 1970s
Located northwest of Miami International Airport
Rail access
Currently
Interchange built to provide access to the Florida Turnpike
30 Buildings, 3.3 million sq. ft., developed with 127 tenants
Offers warehouse, office and retail space
Pre-development underway for three projects totaling 591,000 sq. ft. 4 million sq. ft. of additional development planned
Approximately 535 adjacent acres for future development

Slide 29:
Value Creation at Flagler Center located in Jacksonville
Aerial photo of Flagler Center with Interchange (under construction)drawn in

Currently
Located in Jacksonville's highest growth area
937-acre property acquired in the 1960s
770,000 sq. ft. currently developed in 7 buildings
In the Future
3.6 million sq. ft. of additional development planned
359 developable acres
Interchange in progress to provide I-95 direct access to the park, completion expected in 2004
Baptist Hospital announced plans to build hospital in the park - 32 acres contracted for $9.5 million

Slide 30:
Flagler Outlook
Guidance for 2002
Company confirms rental revenues between $60 to $62 million
Company confirms EBITDA from operating properties' rents between $37 to $39 million
Guidance for 2003
Flagler expects 2003 rental revenues to increase approximately 10% over 2002 Flagler expects flat EBITDA from operating properties' rents due to a slow economy, barring substantial new property acquisitions using tax free rollover proceeds
2003 outlook
Occupancy rates recovering in 2003
Commencing construction program
Commencing on two recently announced build-to-suit projects
Increase staff as transition of leasing and property management moves to Flagler Managing completion of the I-95 interchange, providing key access to Flagler Center, an office and industrial park located in Jacksonville

Slide 31
Surplus Land Disposition Strategy
Photo - Miami River Property
Currently under contract for $16.3 million

Photo - Buena Vista Property
Recently sold for $34.5 million
FECR Properties

Slide 32:
Surplus Land Distribution Strategy
Detailed map of Florida indicating locations of Flagler and FECR property locations
The Railway and Flagler have surplus land listed for sale at asking prices totaling approximately $58.0 million and properties under contract totaling approximately $43.0 million

Surplus Land sales $ in Millions (bar chart)
Components - Railway Land Sales and Flagler Land Sales

1998               8.4
1999              15.1
2000              17.5
2001              18.9
YTD 9/30/2001     18.0
YTD 9/30/2002      7.9

Slide 33:
Strategic Land Acquisition Utilizing Tax Deferred Dollars

                                   Acquisition                   Entitled SF        Entitled SF
        Location                      Cost            Acres         Office          Commercial
        --------                   -----------        -----      -----------        -----------

1998    SOUTHPARK II Orlando         $16.9M           91.2        1,800,000           98,000
1999    BARTRAM PARK Jacksonville    $ 5.3M            108          882,000
2000    FLAGLER PLAZA Sunrise        $ 7.2M           40.9          823,000

Slide 34:
Florida East Coast Industries has a strong Balance Sheet
September 2002 (unaudited)
(in millions of dollars)
Assets

Cash and cash equivalents                                              $ 28.5
Other current assets                                                     69.1
Properties, less accumulated depreciation                               790.3
Other assets and deferred charges                                        51.7
Total assets                                                           $939.6
Liabilities and shareholders' equity
Short-term debt                                                        $  2.6
Other current liabilities                                                73.8
Deferred income taxes                                                    22.2
Long-term debt                                                          269.8
Accrued casualty, deferred revenue and other long-term liabilities       35.2
Shareholders' equity                                                    536.0
Total liabilities and shareholders' equity                             $939.6

Slide 35:
Significant Expected Future Benefits

Realty Sales                                                   Potential Tax on Gain
                                                               ---------------------
Approximate proceeds from realty sales in 2002                $100                $30
Approximate proceeds from realty sales in 2003                $35-$45           $7-$9

Potential Tax Benefits

Estimated 2002 cash tax refund                       $72
Future years' reduction in taxes                     $52

Slide 36:
Florida East Coast Industries Unlocking the Value
Flagler Development Company - Logo
High quality land bank with building entitlements
Access to inexpensive capital
57 owned buildings in eight office/industrial parks located in Florida's growth markets
Strong reputation, seasoned management
Surplus land on the market and under contract
Florida East Coast Railway - Logo
Success in gaining new customers
Providing superior customer service
Cost advantage compared to truck transportation
Strong customer base
Railway franchise
Right-of-way income
Corridor possibilities
Highly profitable, with strong cash flow to support realty growth
Surplus land on the market and under contract
Unlocking the Value
Adding entitlements to existing land
Developing entitled lands, providing infrastructure and access
Using tax deferred proceeds from low basis land holdings to purchase income-producing properties or strategic land holdings
Selling surplus land on the market and under contract
Realizing corridor value
Realizing ancillary rail revenue
Continue to monetize other non core assets